Exhibit 99(b)

CULP, INC. FINANCIAL INFORMATION RELEASE
CONSOLIDATED STATEMENTS OF NET INCOME
FOR THREE AND TWELVE MONTHS ENDED APRIL 30, 2017 AND MAY 1, 2016
(UNAUDITED)
(Amounts in Thousands, Except for Per Share Data)

	THREE MONTHS ENDED

	Amounts			Percent of Sales
	April 30,	May 1,	% Over	April 30,	May 1,
	2017	2016	(Under)	2017	2016

Net sales	$77,350	77,253	0.1%	100.0%	100.0%
Cost of sales	60,194	60,640	(0.7)%	77.8%	78.5%
Gross profit	17,156	16,613	3.3%	22.2%	21.5%

Selling, general and
administrative expenses	9,986	9,261	7.8%	12.9%	12.0%
Income from operations	7,170	7,352	(2.5)%	9.3%	9.5%

Interest income	(134)	(26)	415.4%	(0.2)%	(0.0)%
Other expense	305	211	44.5%	0.4%	0.3%
Income before income taxes	6,999	7,167	(2.3)%	9.0%	9.3%

Income taxes*	778	3,566	(78.2)%	11.1%	49.8%

Loss from investment in unconsolidated joint venture	23	-	100.0%	0.0%	0.0%
Net income	$6,198	3,601	72.1%	8.0%	4.7%

Net income per share-basic	$0.50	$0.29	72.4%
Net income per share-diluted	$0.49	$0.29	69.0%
Average shares outstanding-basic	12,340	12,257	0.7%
Average shares outstanding-diluted	12,567	12,434	1.1%

	TWELVE MONTHS ENDED

	Amounts			Percent of Sales
	April 30,	May 1,	% Over	April 30,	May 1,
	2017	2016	(Under)	2017	2016

Net sales	$309,544	312,860	(1.1)%	100.0%	100.0%
Cost of sales	240,309	247,749	(3.0)%	77.6%	79.2%
Gross profit	69,235	65,111	6.3%	22.4%	20.8%

Selling, general and
administrative expenses	39,157	36,773	6.5%	12.6%	11.8%
Income from operations	30,078	28,338	6.1%	9.7%	9.1%

Interest income	(299)	(176)	69.9%	(0.1)%	(0.1)%
Other expense	681	616	10.6%	0.2%	0.2%
Income before income taxes	29,696	27,898	6.4%	9.6%	8.9%

Income taxes*	7,339	10,963	(33.1)%	24.7%	39.3%

Loss from investment in unconsolidated joint venture	23	-	100.0%	0.0%	0.0%
Net income	$22,334	16,935	31.9%	7.2%	5.4%

Net income per share-basic	$1.81	$1.38	31.2%
Net income per share-diluted	$1.78	$1.36	30.9%
Average shares outstanding-basic	12,312	12,302	0.1%
Average shares outstanding-diluted	12,518	12,475	0.3%

* Percent of sales column for income taxes is calculated as a % of income before income taxes.

CULP, INC. FINANCIAL INFORMATION RELEASE
CONSOLIDATED BALANCE SHEETS
APRIL 30, 2017 AND MAY 1, 2016
Unaudited
(Amounts in Thousands)

	Amounts		Increase
	April 30,	* May 1,	(Decrease)
	2017	2016	Dollars	Percent

Current assets
Cash and cash equivalents	$20,795	37,787	(16,992)	(45.0)%
Short-term investments	2,443	4,359	(1,916)	(44.0)%
Accounts receivable	24,577	23,481	1,096	4.7%
Inventories	51,482	46,531	4,951	10.6%
Income taxes receivable	-	155	(155)	(100.0)%
Other current assets	2,894	2,477	417	16.8%
Total current assets	102,191	114,790	(12,599)	(11.0)%

Property, plant & equipment, net	51,651	39,973	11,678	29.2%
Goodwill	11,462	11,462	-	0.0%
Deferred income taxes	419	2,319	(1,900)	(81.9)%
Long-term Investments - Held-To-Maturity	30,945	-	30,945	100.0%
Long-term Investments - Rabbi Trust	5,466	4,025	1,441	35.8%
Investment in unconsolidated joint venture	1,106	-	1,106	100.0%
Other assets	2,394	2,573	(179)	(7.0)%

Total assets	$205,634	175,142	30,492	17.4%

Current liabilities
Accounts payable - trade	29,101	23,994	5,107	21.3%
Accounts payable - capital expenditures	4,767	224	4,543	2,028.1%
Accrued expenses	11,947	11,922	25	0.2%
Income taxes payable - current	287	180	107	59.4%
Total current liabilities	46,102	36,320	9,782	26.9%

Accounts payable - capital expenditures	1,322	-	1,322	100.0%
Income taxes payable - long-term	467	3,841	(3,374)	(87.8)%
Deferred income taxes	3,593	1,483	2,110	142.3%
Deferred compensation	5,520	4,686	834	17.8%

Total liabilities	57,004	46,330	10,674	23.0%

Shareholders' equity	148,630	128,812	19,818	15.4%

Total liabilities and
shareholders' equity	$205,634	175,142	30,492	17.4%

Shares outstanding	12,357	12,265	92	0.8%

* Derived from audited financial statements.

CULP, INC. FINANCIAL INFORMATION RELEASE
SUMMARY OF CASH AND INVESTMENTS
APRIL 30, 2017 AND MAY 1, 2016
Unaudited
(Amounts in Thousands)

	Amounts
	April 30,	* May 1,
	2017	2016

Cash and cash equivalents	20,795	37,787

Short-term investments	2,443	4,359

Long-term investments (Held-To-Maturity)	30,945	-

Total Cash and Investments	54,183	42,146

* Derived from audited financial statements.

CULP, INC. FINANCIAL INFORMATION RELEASE
CONSOLIDATED STATEMENTS OF CASH FLOWS
FOR THE TWELVE MONTHS ENDED APRIL 30, 2017 AND MAY 1, 2016
Unaudited
(Amounts in Thousands)

	TWELVE MONTHS ENDED

	Amounts
	April 30,	May 1,
	2017	2016

Cash flows from operating activities:
Net income	$22,334	16,935
Adjustments to reconcile net income to net cash
provided by operating activities:
Depreciation	7,085	6,671
Amortization of assets	244	170
Stock-based compensation	3,358	2,742
Deferred income taxes	4,667	4,192
Realized loss on sale of short-term investments	12	127
Gain on sale of equipment	(131)	(35)
Loss from investment in unconsolidated joint venture	23	-
Excess tax benefits related to stock-based compensation	(657)	(841)
Foreign currency exchange loss (gain)	78	(40)
Changes in assets and liabilities:
Accounts receivable	(1,555)	4,476
Inventories	(5,437)	(4,407)
Other current assets	(495)	(206)
Other assets	30	(46)
Accounts payable	5,828	(3,785)
Accrued expenses and deferrred compensation	563	751
Income taxes	(2,966)	91
Net cash provided by operating activities	32,981	26,795

Cash flows from investing activities:
Capital expenditures	(11,858)	(11,475)
Investment in unconsolidated joint venture	(1,129)	-
Proceeds from the sale of equipment	141	233
Payment on life insurance policy	(18)	(18)
Proceeds from the sale of short-term investments	2,000	5,612
Purchase of short-term investments	(44)	(104)
Purchase of long-term investments (Held-To-Maturity)	(31,020)	-
Purchase of long-term investments (Rabbi Trust)	(1,351)	(1,649)
Net cash used in investing activities	(43,279)	(7,401)

Cash flows from financing activities:
Proceeds from line of credit	9,000	7,000
Payments on line of credit	(9,000)	(7,000)
Payments on vendor-financed capital expenditures	(1,050)	-
Payments on long-term debt	-	(2,200)
Excess tax benefits related to stock-based compensation	657	841
Repurchase of common stock	-	(2,397)
Dividends paid	(6,280)	(8,140)
Proceeds from common stock issued	37	200
Payments on debt issuance costs	(2)	(134)
Net cash used in financing activities	(6,638)	(11,830)

Effect of exchange rate changes on cash and cash equivalents	(56)	498

(Decrease) increase in cash and cash equivalents	(16,992)	8,062

Cash and cash equivalents at beginning of period	37,787	29,725

Cash and cash equivalents at end of period	$20,795	37,787

Free Cash Flow (1)	$18,317	15,225

(1) Free Cash Flow reconciliation is as follows:
	FY 2017	FY 2016
A) Net cash provided by operating activities	$32,981	26,795
B) Minus: Capital Expenditures	(11,858)	(11,475)
C) Minus: Investment in unconsolidated joint venture	(1,129)	-
D) Add: Proceeds from the sale of equipment	141	233
E) Minus: Payment on life insurance policy	(18)	(18)
F) Minus: Payments on vendor-financed capital expenditures	(1,050)	-
G) Minus: Purchase of long-term investments (Rabbi Trust)	(1,351)	(1,649)
H) Add: Excess tax benefits related to stock-based compensation	657	841
I) Effects of exchange rate changes on cash and cash equivalents	(56)	498
	$18,317	15,225

CULP, INC. FINANCIAL INFORMATION RELEASE
STATEMENTS OF OPERATIONS BY SEGMENT
FOR THE THREE MONTHS ENDED APRIL 30, 2017 AND MAY 1, 2016
(Unaudited)
(Amounts in thousands)

	THREE MONTHS ENDED

	Amounts			Percent of Total Sales
	April 30,	May 1,	% Over	April 30,	May 1,
Net Sales by Segment	2017	2016	(Under)	2017	2016

Mattress Fabrics	$48,828	48,897	(0.1)%	63.1%	63.3%
Upholstery Fabrics	28,522	28,356	0.6%	36.9%	36.7%

Net Sales	$77,350	77,253	0.1%	100.0%	100.0%

Gross Profit by Segment				Gross Profit Margin

Mattress Fabrics	$10,653	10,585	0.6%	21.8%	21.6%
Upholstery Fabrics	6,503	6,028	7.9%	22.8%	21.3%
Gross Profit	$17,156	16,613	3.3%	22.2%	21.5%

Selling, General and Administrative Expenses by Segment				Percent of Sales

Mattress Fabrics	$3,500	3,357	4.3%	7.2%	6.9%
Upholstery Fabrics	3,993	3,723	7.3%	14.0%	13.1%
Unallocated Corporate expenses	2,493	2,181	14.3%	3.2%	2.8%
Selling, General and Administrative Expenses	$9,986	9,261	7.8%	12.9%	12.0%

Operating Income (loss) by Segment				Operating Income (Loss) Margin

Mattress Fabrics	$7,153	7,228	(1.0)%	14.6%	14.8%
Upholstery Fabrics	2,510	2,305	8.9%	8.8%	8.1%
Unallocated corporate expenses	(2,493)	(2,181)	14.3%	(3.2)%	(2.8)%
Operating income	$7,170	7,352	(2.5)%	9.3%	9.5%

Depreciation Expense by Segment

Mattress Fabrics	$1,572	1,564	0.5%
Upholstery Fabrics	209	219	(4.6)%
Depreciation Expense	$1,781	1,783	(0.1)%

CULP, INC. FINANCIAL INFORMATION RELEASE
STATEMENTS OF OPERATIONS BY SEGMENT
FOR THE TWELVE MONTHS ENDED APRIL 30, 2017 AND MAY 1, 2016
(Unaudited)
(Amounts in thousands)

	TWELVE MONTHS ENDED

	Amounts			Percent of Total Sales
	April 30,	May 1,	% Over	April 30,	May 1,
Net Sales by Segment	2017	2016	(Under)	2017	2016

Mattress Fabrics	$190,805	186,419	2.4%	61.6%	59.6%
Upholstery Fabrics	118,739	126,441	(6.1)%	38.4%	40.4%

Net Sales	$309,544	312,860	(1.1)%	100.0%	100.0%

Gross Profit by Segment				Gross Profit Margin

Mattress Fabrics	$43,065	38,718	11.2%	22.6%	20.8%
Upholstery Fabrics	26,170	26,393	(0.8)%	22.0%	20.9%
Gross Profit	$69,235	65,111	6.3%	22.4%	20.8%

Selling, General and Administrative Expenses by Segment				Percent of Sales

Mattress Fabrics	$13,685	12,223	12.0%	7.2%	6.6%
Upholstery Fabrics	15,079	15,094	(0.1)%	12.7%	11.9%
Unallocated Corporate expenses	10,393	9,456	9.9%	3.4%	3.0%
Selling, General, and Administrative Expenses	$39,157	36,773	6.5%	12.6%	11.8%

Operating Income (loss) by Segment				Operating Income (Loss) Margin

Mattress Fabrics	$29,380	26,496	10.9%	15.4%	14.2%
Upholstery Fabrics	11,091	11,298	(1.8)%	9.3%	8.9%
Unallocated corporate expenses	(10,393)	(9,456)	9.9%	(3.4)%	(3.0)%
Operating income	$30,078	28,338	6.1%	9.7%	9.1%

Return on Capital (1)

Mattress Fabrics	37.5%	36.7%
Upholstery Fabrics	63.8%	65.2%
Unallocated Corporate	N/A	N/A
Consolidated	31.6%	32.0%

Capital Employed (2)

Mattress Fabrics	83,422	74,637	11.8%
Upholstery Fabrics	16,006	17,025	(6.0)%
Unallocated Corporate	(999)	(1,305)	N/A
Consolidated	98,429	90,357	8.9%

Depreciation Expense by Segment

Mattress Fabrics	$6,245	5,837	7.0%
Upholstery Fabrics	840	834	0.7%
Depreciation Expense	$7,085	6,671	6.2%

Notes:

(1) See pages 8 and 9 of this financial information release for calculations.

(2) The capital employed balances are as of April 30, 2017 and May 1, 2016.

CULP, INC. FINANCIAL INFORMATION RELEASE
CONSOLIDATED STATEMENTS OF ADJUSTED EBITDA
FOR THE TWELVE MONTHS ENDED APRIL 30, 2017 AND MAY 1, 2016
(UNAUDITED)
(AMOUNTS IN THOUSANDS)

	Quarter Ended
					Trailing 12
					Months
	7/31/2016	10/30/2016	1/29/2017	4/30/2017	4/30/2017

Net income	$5,314	$4,475	$6,347	$6,198	$22,334
Income taxes	3,234	2,684	643	778	7,339
Interest income, net	(26)	(15)	(124)	(134)	(299)
Depreciation and amortization expense	1,813	1,778	1,875	1,863	7,329
Stock based compensation	761	896	962	739	3,358
Adjusted EBITDA	$11,096	$9,818	$9,703	$9,444	$40,061

	Quarter Ended
					Trailing 12
					Months
	8/2/2015	11/1/2015	01/31/16	05/01/16	05/01/16

Net income	$4,701	$3,771	$4,862	$3,601	$16,935
Income taxes	2,707	2,373	2,317	3,566	10,963
Interest income, net	(43)	(69)	(38)	(26)	(176)
Depreciation and amortization expense	1,602	1,668	1,741	1,830	6,841
Stock based compensation	265	1,074	625	778	2,742
Adjusted EBITDA	$9,232	$8,817	$9,507	$9,749	$37,305

% Over (Under)	20.2%	11.4%	2.1%	-3.1%	7.4%

CULP, INC. FINANCIAL INFORMATION RELEASE
RETURN ON CAPITAL EMPLOYED BY SEGMENT
FOR THE TWELVE MONTHS ENDED APRIL 30, 2017
(Amounts in Thousands)
(Unaudited)

	Operating
	Income
	Twelve
	Months
	Ended	Average	Return on
	April 30,	Capital	Avg. Capital
	2017 (1)	Employed (3)	Employed (2)

Mattress Fabrics	$29,380	$78,312	37.5%
Upholstery Fabrics	11,091	17,371	63.8%
(less: Unallocated Corporate)	(10,393)	(628)	N/A
Total	$30,078	$95,055	31.6%

Average Capital Employed	As of the three Months Ended April 30, 2017				As of the three Months Ended January 29, 2017				As of the three Months Ended October 30, 2016
	Mattress	Upholstery	Unallocated		Mattress	Upholstery	Unallocated		Mattress	Upholstery	Unallocated
	Fabrics	Fabrics	Corporate	Total	Fabrics	Fabrics	Corporate	Total	Fabrics	Fabrics	Corporate	Total

Total assets	$111,041	$32,255	$62,338	$205,634	$103,782	$30,380	$56,894	$191,056	$94,700	$29,361	$55,066	$179,127
Total liabilities	(27,619)	(16,249)	(13,136)	(57,004)	(23,126)	(11,960)	(13,656)	(48,742)	(18,499)	(11,180)	(13,499)	(43,178)

Subtotal	$83,422	$16,006	$49,202	$148,630	$80,656	$18,420	$43,238	$142,314	$76,201	$18,181	$41,567	$135,949
Less:
Cash and cash equivalents	-	-	(20,795)	(20,795)	-	-	(15,659)	(15,659)	-	-	(13,910)	(13,910)
Short-term investments	-	-	(2,443)	(2,443)	-	-	(2,410)	(2,410)	-	-	(2,430)	(2,430)
Long-term investments - Held-To-Maturity	-	-	(30,945)	(30,945)	-	-	(30,832)	(30,832)	-	-	(31,050)	(31,050)
Long-term investments - Rabbi Trust	-	-	(5,466)	(5,466)	-	-	(5,488)	(5,488)	-	-	(4,994)	(4,994)
Income taxes receivable	-	-	-	-	-	-	-	-	-	-	-	-
Deferred income taxes - non-current	-	-	(419)	(419)	-	-	(422)	(422)	-	-	(581)	(581)
Income taxes payable - current	-	-	287	287	-	-	217	217	-	-	513	513
Income taxes payable - long-term	-	-	467	467	-	-	1,817	1,817	-	-	3,734	3,734
Deferred income taxes - non-current	-	-	3,593	3,593	-	-	2,924	2,924	-	-	1,699	1,699
Line of credit	-	-	-	-	-	-	-	-	-	-	-	-
Deferred compensation	-	-	5,520	5,520	-	-	5,327	5,327	-	-	5,171	5,171

Total Capital Employed	$83,422	$16,006	$(999)	$98,429	$80,656	$18,420	$(1,288)	$97,788	$76,201	$18,181	$(281)	$94,101

	As of the three Months Ended July 31, 2016				As of the three Months Ended May 1, 2016
	Mattress	Upholstery	Unallocated		Mattress	Upholstery	Unallocated
	Fabrics	Fabrics	Corporate	Total	Fabrics	Fabrics	Corporate	Total

Total assets	$92,959	$33,550	$56,851	$183,360	$94,878	$29,463	$50,801	$175,142
Total liabilities	(16,313)	(16,329)	(19,283)	(51,925)	(20,241)	(12,438)	(13,651)	(46,330)

Subtotal	$76,646	$17,221	$37,568	$131,435	$74,637	$17,025	$37,150	$128,812
Less:
Cash and cash equivalents	-	-	(45,549)	(45,549)	-	-	(37,787)	(37,787)
Short-term investments	-	-	(2,434)	(2,434)	-	-	(4,359)	(4,359)
Long-term investments - Held-To-Maturity	-	-	-	-	-	-	-	-
Long-term investments - Rabbi Trust	-	-	(4,611)	(4,611)	-	-	(4,025)	(4,025)
Income taxes receivable	-	-	-	-	-	-	(155)	(155)
Deferred income taxes - non-current	-	-	(1,942)	(1,942)	-	-	(2,319)	(2,319)
Income taxes payable - current	-	-	358	358	-	-	180	180
Income taxes payable - long-term	-	-	3,779	3,779	-	-	3,841	3,841
Deferred income taxes - non-current	-	-	1,532	1,532	-	-	1,483	1,483
Line of credit	-	-	7,000	7,000	-	-	-	-
Deferred compensation	-	-	5,031	5,031	-	-	4,686	4,686

Total Capital Employed	$76,646	$17,221	$732	$94,599	$74,637	$17,025	$(1,305)	$90,357

	Mattress	Upholstery	Unallocated
	Fabrics	Fabrics	Corporate	Total

Average Capital Employed (3)	$78,312	$17,371	$(628)	$95,055

Notes:

(1) See reconciliation per page 6 of this financial information release.

(2) Return on average capital employed represents operating income for fiscal 2017 divided by average capital employed. Average capital employed does not include cash and cash equivalents, short-term investments, long-term investments - Held-To-Maturity, long-term investments - Rabbi Trust, noncurrent deferred tax assets and liabilities, income taxes receivable and payable, line of credit, and deferred compensation.

(3) Average capital employed was computed using the five quarterly periods ending April 30, 2017 January 29, 2017, October 30, 2016, July 31, 2016 and May 1, 2016.

CULP, INC. FINANCIAL INFORMATION RELEASE
RETURN ON CAPITAL EMPLOYED BY SEGMENT
FOR THE TWELVE MONTHS ENDED MAY 1, 2016
(Amounts in Thousands)
(Unaudited)

	Operating
	Income
	Twelve
	Months
	Ended	Average	Return on
	May 1,	Capital	Avg. Capital
	2016 (1)	Employed (3)	Employed (2)

Mattress Fabrics	$26,496	$72,121	36.7%
Upholstery Fabrics	11,298	17,336	65.2%
(less: Unallocated Corporate)	(9,456)	(765)	N/A
Total	$28,338	$88,691	32.0%

Average Capital Employed	As of the three Months Ended May 1, 2016				As of the three Months Ended January 31, 2016				As of the three Months Ended November 1, 2015
	Mattress	Upholstery	Unallocated		Mattress	Upholstery	Unallocated		Mattress	Upholstery	Unallocated
	Fabrics	Fabrics	Corporate	Total	Fabrics	Fabrics	Corporate	Total	Fabrics	Fabrics	Corporate	Total

Total assets	$94,878	$29,463	$50,801	$175,142	$93,779	$33,975	$45,797	$173,551	$90,730	$32,187	$46,030	$168,947
Total liabilities	(20,241)	(12,438)	(13,651)	(46,330)	(21,135)	(14,352)	(12,990)	(48,477)	(19,228)	(15,129)	(11,615)	(45,972)

Subtotal	$74,637	$17,025	$37,150	$128,812	$72,644	$19,623	$32,807	$125,074	$71,502	$17,058	$34,415	$122,975
Less:
Cash and cash equivalents	-	-	(37,787)	(37,787)	-	-	(31,713)	(31,713)	-	-	(31,176)	(31,176)
Short-term investments	-	-	(4,359)	(4,359)	-	-	(4,259)	(4,259)	-	-	(6,320)	(6,320)
Long-term investments - Rabbi Trust	-	-	(4,025)	(4,025)	-	-	(3,590)	(3,590)	-	-	(3,279)	(3,279)
Income taxes receivable	-	-	(155)	(155)	-	-	(23)	(23)	-	-	(75)	(75)
Deferred income taxes - non-current	-	-	(2,319)	(2,319)	-	-	(4,312)	(4,312)	-	-	(3,415)	(3,415)
Current maturities of long-term debt	-	-	-	-	-	-	-	-	-	-	-	-
Income taxes payable - current	-	-	180	180	-	-	622	622	-	-	305	305
Income taxes payable - long-term	-	-	3,841	3,841	-	-	3,480	3,480	-	-	3,655	3,655
Deferred income taxes - non-current	-	-	1,483	1,483	-	-	1,209	1,209	-	-	1,206	1,206
Deferred compensation	-	-	4,686	4,686	-	-	4,495	4,495	-	-	4,421	4,421

Total Capital Employed	$74,637	$17,025	$(1,305)	$90,357	$72,644	$19,623	$(1,284)	$90,983	$71,502	$17,058	$(263)	$88,297

	As of the three Months Ended August 2, 2015				As of the three Months Ended May 3, 2015
	Mattress	Upholstery	Unallocated		Mattress	Upholstery	Unallocated
	Fabrics	Fabrics	Corporate	Total	Fabrics	Fabrics	Corporate	Total

Total assets	$91,614	$33,795	$41,470	$166,879	$89,066	$32,838	$49,396	$171,300
Total liabilities	(20,265)	(14,849)	(13,040)	(48,154)	(18,594)	(18,812)	(14,467)	(51,873)

Subtotal	$71,349	$18,946	$28,430	$118,725	$70,472	$14,026	$34,929	$119,427
Less:
Cash and cash equivalents	-	-	(25,933)	(25,933)	-	-	(29,725)	(29,725)
Short-term investments	-	-	(6,336)	(6,336)	-	-	(10,004)	(10,004)
Long-term investments - Rabbi Trust	-	-	(2,893)	(2,893)	-	-	(2,415)	(2,415)
Income taxes receivable	-	-	(142)	(142)	-	-	(229)	(229)
Deferred income taxes - non-current	-	-	(4,405)	(4,405)	-	-	(5,169)	(5,169)
Current maturities of long-term debt	-	-	2,200	2,200	-	-	2,200	2,200
Income taxes payable - current	-	-	392	392	-	-	325	325
Income taxes payable - long-term	-	-	3,634	3,634	-	-	3,792	3,792
Deferred income taxes - non-current	-	-	1,071	1,071	-	-	982	982
Deferred compensation	-	-	4,280	4,280	-	-	4,041	4,041

Total Capital Employed	$71,349	$18,946	$298	$90,593	$70,472	$14,026	$(1,273)	$83,225

	Mattress	Upholstery	Unallocated
	Fabrics	Fabrics	Corporate	Total

Average Capital Employed (3)	$72,121	$17,336	$(765)	$88,691

Notes:

(1) See reconciliation per page 6 of this financial information release.

(2) Return on average capital employed represents operating income for fiscal 2016 divided by average capital employed. Average capital employed does not include cash and cash equivalents, short-term investments, long-term investments - Rabbi Trust, current maturities of long-term debt, noncurrent deferred tax assets and liabilities, income taxes receivable and payable, and deferred compensation.

(3) Average capital employed was computed using the five quarterly periods ending May 1, 2016 January 31, 2016, November 1, 2015, August 2, 2015 and May 3, 2015.

CULP, INC. FINANCIAL INFORMATION RELEASE
CONSOLIDATED ADJUSTED EFFECTIVE INCOME TAX RATE
FOR THE TWELVE MONTHS ENDED APRIL 30, 2017 AND MAY 1, 2016
Unaudited
(Amounts in Thousands)

		TWELVE MONTHS ENDED

		Amounts
		April 30,	May 1,
		2017	2016

Consolidated Effective GAAP Income Tax Rate	(1)	24.7%	39.3%

Non-Cash U.S. Income Tax Expense		(18.2)%	(20.3)%

Reversal of Foreign Uncertain Income Tax Position		11.6%	0.0%

Other Non-Cash Foreign Income Tax Expense		(0.6)%	(0.4)%

Consolidated Adjusted Effective Income Tax Rate	(2)	17.5%	18.6%

(1) Calculated by dividing consolidated income tax expense by consolidated income before income taxes.

(2) Represents estimated cash income tax expense for our subsidiaries located in Canada and China divided by consolidated income before income taxes.